Fifth Third Bank | All Rights Reserved Lehman Brothers Global Financial Services Conference Kevin Kabat, Chairman, President & CEO September 9, 2008 Exhibit 99.1

Fifth Third Bank | All Rights Reserved
Naples
Raleigh
Agenda
Overview
2Q08 results
Operating trends
Credit trends
Capital position
Summary and priorities
Appendix
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
St. Louis

Fifth Third Bank | All Rights Reserved
Naples
Fifth Third overview
^ As of 6/30/2008
* As of 9/05/2008
** Nilson, March 2008
$115 billion assets #14
^
$9 billion market cap #12
*
Over 1,300 banking centers
Over 2,300 ATMs
18 affiliates in 12 states
World’s 5
th
largest merchant
acquirer
**
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
St. Louis

© Fifth Third Bank | All Rights Reserved
2Q08 in review
Difficult quarter due to economic environment
— Significant increase in net charge-offs and provision expense
–
Net charge-offs of $344 million, provision expense of $719 million
— Charges related to the tax treatment of leveraged leases
Core business momentum remains strong – core pre-tax pre-provision income up
16% from 2Q07*
— Net interest income growth flat, but up 17% excluding $130 million leveraged lease litigation charge
— Fee income growth of 8% on double digit growth in payments processing revenue, deposit service revenue, corporate banking revenue, and mortgage banking revenue
— Average loan growth of 11% and transaction deposit growth of 6%
^
Issued $1.1 billion in convertible preferred securities, reduced dividend to $0.15 per quarter
— Tier 1 capital ratio of 8.51%
— Tangible equity ratio of 6.37%
— Anticipated sale of non-core businesses expected to generate more than $1 billion after tax in tangible equity capital
* Reported pre-tax pre-provision income of $602 million; excluding $130 million in leveraged lease charge to net interest income and $13 million in acquisition related expenses, core results $745 million
^ Loans include held for investment; transaction deposits represent core deposits excluding CDs

Fifth Third Bank | All Rights Reserved
3.00%
3.25%
3.50%
3.75%
2Q07 3Q07 4Q07 1Q08 2Q08*
$500
$550
$600
$650
$700
$750
$800
$850
$900
Net interest income NIM
Increasing net interest income
*Reported net interest income of $744 and net interest margin of 3.04%. 2Q08 results above exclude $130 million charge related to leveraged lease litigation

Fifth Third Bank | All Rights Reserved
Fee income growth and diversification
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2Q07 3Q07 4Q07 1Q08 2Q08
Payment
processing
Deposit
service
charges
Investment
advisory
Corporate
banking
Mortgage
Secs/other
Excludes $152 million BOLI charge and $273 million Visa IPO gain in 1Q08; excludes $177 million BOLI charge in 4Q07.
YOY
growth
+15%
+12%
-5%
+26%
+108%
-59%
Continued strong growth in processing, deposit fees and corporate banking fees

Fifth Third Bank | All Rights Reserved
FTPS: key growth engine
2Q08 revenue
37%
36%
27%
Merchant
Services
Financial
Institutions
Bankcard
$0
$50
$100
$150
$200
$250
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Merchant
Bankcard
FI/EFT
+19%
2-Yr
CAGR
Merchant
• 4 Largest U.S. Acquirer
• Over 37,500 merchants
• $26.7B in credit/debit processing volume
• Over 5.6B acquired transactions
• e.g. Nordstrom, Saks, Walgreen's,
Office Max, Barnes and Noble, U.S.
Treasury
Financial Institutions
• 2,700 FI relationships
• 877mm POS/ATM transactions
Bankcard
• $2.0B in outstanding balances
• 1.6MM cardholders
• Top three Debit MasterCard Issuer
•
23rd
largest U.S. bankcard issuer
YOY
growth
+16%
+10%
+16%
+20%
+10%
th

Fifth Third Bank | All Rights Reserved
Corporate banking
$0
$30
$60
$90
$120
2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
International Business lending
Derivatives Capital markets lending fees
2-Yr
CAGR
YOY
growth
+19%
+10%
+14%
+18%
+29%
-6%
+23%
+38%
International
• Letters of credit
• Foreign exchange
Capital markets lending fees
• Institutional Sales
• Asset securitization/conduit fees
• Loan/lease syndication fees
Derivatives
• Customer interest rate derivatives
Business lending fees
• Commitment and other loan fees

Fifth Third Bank | All Rights Reserved
Outperformed 10% 4% 16% Pre-tax pre-provision earnings growth*
FITB
2Q08
Large bank
peers
(1)
2Q08
Midwest
peers
(2)
2Q08
YOY performance
vs. peers
Average loan growth 11% 8% 9% Outperformed
Average transaction deposit growth
NII growth*
6%
17%
5%
8%
5%
4%
Outperformed
Outperformed
Operating fee growth* 9% 1% 8% Outperformed
Operating efficiency ratio* 53% 57% 57% Outperformed
NPA growth 316% 236% 211% Underperformed
Net charge-off ratio 1.66% 1.58% 1.84% In line
* NII for all banks adjusted for leveraged lease charges. Operating fees for all banks per SNL and excludes securities gains/losses and other nonrecurring revenue.
Operating expenses for all banks exclude merger-related charges, goodwill impairments, and other nonrecurring expenses. Fifth Third reported NII declined $1mm (0%)
and reported fees grew 8% vs. 2Q08. Fifth Third’s reported efficiency ratio was 59%.
(1) Large bank peer average consists of BBT, COF, CMA, HBAN, KEY, MTB, MI, NCC, PNC, RF, STI, USB, WB, WM, WFC and ZION; for peer deposit, loan, NII, fee growth, and pre-tax pre-provision earnings growth comparisons, excludes HBAN due to significant impact of acquisition; Operating fee growth, pre-tax pre-provision earnings growth, and operating efficiency ratio comparisons exclude NCC, WB, and WM due to significant negative items in 2Q08.
(2) Midwest peer average consists of HBAN, KEY, MI, CMA, NCC and USB, except where outlined above.
Source: SNL and company reports. Loans include held for investment and held for sale. Transaction deposits are core deposits excluding CDs.
Peer performance summary
Continue to outperform on key value drivers; credit remains challenging

Fifth Third Bank | All Rights Reserved
Strong operating performance…
$300
$400
$500
$600
$700
$800
2Q07 3Q07 4Q07 1Q08 2Q08
Reported pre-tax pre-provision earnings growth -6% due primarily to 2Q08 leveraged lease charges. Data above excludes $130 million charge related to impact of leasing litigation and $13 million in acquisition related expenses in 2Q08; prior quarters exclude $152 BOLI charge, $273 Visa IPO gain, $152 million reversal of Visa litigation expenses and $16 million in merger-related and severance charges in 1Q08; excludes $177 million BOLI charge, $94 million in Visa litigation expense, and $8 million in merger-related expenses in 4Q07; excludes $78 million in Visa litigation expense in 3Q07.

Fifth Third Bank | All Rights Reserved
-$800
-$600
-$400
-$200
$0
$200
$400
$600
$800
2Q07 3Q07 4Q07 1Q08 2Q08
…offset by credit costs
See note on p. 9  for adjustments.
Net
charge-
offs
Additional
provision

Fifth Third Bank | All Rights Reserved
($ in millions)
C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card
Other
consumer
Total
consumer
Total loans &
leases
Loan balances $28,958 $13,394 $6,007 $3,647 $52,006 $9,866 $12,421 $8,362 $1,717 $1,152 $33,518 $85,524
% of total 34% 16% 7% 4% 61% 12% 15% 10% 2% 1% 39%
Non-performing assets $414 $540 $552 $18 $1,524 $448 $183 $28 $15 $1 $674 $2,198
NPA ratio 1.43% 4.03% 9.19% 0.49% 2.93% 4.54% 1.47% 0.33% 0.88% 0.08% 2.00% 2.56%
Net charge-offs $107 $21 $49 $0 $177 $63 $54 $26 $21 $3 $167 $344
Net charge-off ratio 1.52% 0.66% 3.46% -0.01% 1.41% 2.57% 1.83% 1.21% 4.93% 1.31% 2.04% 1.66%
Credit by portfolio
C&I
32%
Home equity
16%
Other
consumer
1%
Auto
7%
Residential
mortgage
18%
Commercial
mortgage
6%
Commercial
construction
14%
Card
6%
MI
20%
Other /
National
21%
FL
24%
KY
2%
TN
4%
IL
6%
OH
19%
IN
4%
NC/GA
0%
Net charge-offs by loan type Net charge-offs by geography

Fifth Third Bank | All Rights Reserved
0
100,000
200,000
300,000
400,000
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008
C&I/Lease Auto Credit Card
Other CRE Res RE
Total NCOs Total NPAs
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008
C&I/Lease Auto/Other CRE Res RE
Res
RE
CRE
NPA, charge-off growth driven by residential, commercial real estate
Res
RE
CRE
Real estate driving credit deterioration

FIFTH THIRD BANK

34% growth
51% growth
50% growth
38% growth

13% growth
51% growth
59% growth
25% growth

©

Fifth Third Bank | All Rights Reserved
-
100,000
200,000
300,000
400,000
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008
Other SE National Other MW
Michigan Florida
421
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008
Other SE National Other MW
Michigan Florida
Highest
stress
markets
Highest
stress
markets
Michigan and Florida: most stressed markets
NPA, charge-off growth driven by Florida and Michigan
Total NCOs Total NPAs

Fifth Third Bank | All Rights Reserved
Credit containment
Eliminated all brokered home equity production
Suspended all new developer lending
Significantly tightened underwriting limits and exception authorities
Major expansion of commercial and consumer workout teams
Aggressive write downs in stressed geographies
Significant addition to reserve levels
Direct executive management oversight of every major credit decision
Continue to move aggressively to stay ahead of emerging credit issues

Fifth Third Bank | All Rights Reserved
•
Capital plan and targets designed to help ensure strong regulatory capital and tangible equity levels, positioning Fifth Third to absorb losses and provisions significantly in excess of current levels and environmental conditions through 2009
Revised Tier 1 capital targets to provide greater cushion
•
Strengthened Fifth Third’s capital position through several capital actions:
–
Capital issuance – Issued $1.1 billion of Tier 1 capital in the form of convertible preferred securities - achieved new Tier 1 target immediately
–
Dividend reduction – Reducing quarterly common dividend to $0.15 per share, conserves $1.2 billion in common equity through the end of 2009 relative to previous $0.44 level per share
–
Asset sales/dispositions – Anticipated sale of non-core businesses expected to generate $1 billion or more after-tax in additional common equity capital
Capital actions intended to maintain a Tier 1 ratio within target range if credit cycle significantly deteriorates without further capital issuance
Capital actions
6-7%
11.5-12.5%
8-9%
Target
N/A
10%
6%
Regulatory
“well- capitalized”
minimum
6.37% TE/TA
12.15% Total Capital
8.51%
2Q08
Tier 1 Capital
Ratio

Fifth Third Bank | All Rights Reserved
Strong capital position
Tangible Equity /
Tangible Assets
Tier 1 Capital
As of 6/30/08
Peer group: U.S. banks sharing similar geography or debt ratings.
Source: SNL and company reports
11.06
8.92
8.82
8.53
8.51 8.47
8.20
8.00
7.87
7.76
7.48 7.47
7.45 7.45
NCC BBT HBAN KEY FITB USB PNC WB MI MTB RF STI ZION CMA
8.94
7.49
6.98
6.89
6.37
6.24
5.97
5.67
5.65
5.35
5.23
4.98
4.68
4.40
NCC CMA KEY MI FITB STI ZION RF HBAN BBT USB MTB WB PNC

Fifth Third Bank | All Rights Reserved
Fifth Third debt ratings
# Date of most recent change in rating or outlook
Sub Senior
AA
A+
AA-
Aa2
Fifth Third Bank (MI)
AA (low)
A
A+
Aa3
Stable 6/18/08 A A+ A A+ Fitch
AA
AA-
Aa2
Senior
Fifth Third Bank (OH)
AA (low)
A+
Aa3
Sub
3/18/08
8/3/08
6/18/08
Rating
Date
#
Current
Outlook
Fifth Third Bancorp
Negative
CreditWatch
negative
Review for possible
downgrade
A (high)
A
A1
Sub
AA (low) DBRS
A+ S&P
Aa3 Moody’s
Senior

Fifth Third Bank | All Rights Reserved
Fifth Third debt ratings
Moody's S&P Fitch DBRS
Well Fargo (Well Fargo Bank NA) Aaa AAA AA AAH
Bank of America (Bank America America NA) Aaa AA+ AA- AA
JPMorgan Chase (JPMorgan Chase Bank NA) Aaa AA AA- AAL
US Bank (US Bank NA North Dakota) Aa1 AA+ AA- NR
BB&T (BB&T Co/WI) Aa2 AA- AA- AA
Fifth Third Bancorp (Fifth Third Bank) Aa2 AA- A+ AA
SunTrust (SunTrust Bank) Aa2 AA- A+ AAL
PNC (PNC Bank NA) Aa3 AA- A+ AAL
Wachovia (Wachovia Bank NA) Aa3 AA- A+ AA
M&I (M&I Bank) Aa3 A A+ AH
Comerica (Comerica Bank) A1 A+ A+ AH
Regions (Regions Bank) A1 A+ A+ AAL
Key (Key Bank NA) A1 A A NR
M&T (Manufacturers & Traders Trust Co.) A2 A A- A
National City (National City Bank) A2 A A AAL
Huntington (Huntington National Bank) A2 A- A- A
Zions (Zions First National Bank, Utah) A2 A- A- A
NR: not rated
Lead Bank
Source: Bloomberg LLP as of 09/03/2008
The ratings listed in this document are generated from information provided to Fifth Third through Bloomberg LP. These ratings are subject to change based upon criteria developed by the applicable rating agency; Fifth Third does not necessarily agree with any of these ratings and has not independently verified or reviewed any of these companies to determine whether they would meet any ratings, underwriting or other credit criteria developed independently by Fifth Third. Neither you nor any customer should use these ratings as determinative in purchasing credit or other services from Fifth Third. Fifth Third does not provide legal, accounting, financial, tax or other expert advice. Consult your own legal, accounting, financial and tax advisors before making any decision to invest with or request credit from Fifth Third.

Fifth Third Bank | All Rights Reserved
Fifth Third differentiators
Integrated affiliate delivery model
Strong sales culture
Operational efficiency
Streamlined decision making
Integrated payments platform (FTPS)
Acquisition integration
Customer satisfaction

Fifth Third Bank | All Rights Reserved
Summary and priorities
Fifth Third has taken steps to ensure it is well-positioned to weather potential further deterioration in the credit environment
Delivery of strong operating results remains a hallmark of Fifth Third despite sluggish economy
Capital plan designed to maintain Tier 1 capital in excess of 8% under significant additional stress in credit trends

Fifth Third Bank | All Rights Reserved
Fifth Third: building a better tomorrow
Consistently outperform the U.S. banking industry
Deliver growth in excess of industry
Enhance the customer experience
Increase employee engagement
Institutionalize enterprise operational excellence

23 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Nonperforming assets
• Total NPAs of $2.2B, or 256 bps
• Commercial NPAs of $1.5B; recent growth
driven by commercial construction and real
estate, particularly in Michigan and Florida
• Consumer NPAs of $674M; recent growth
driven by residential real estate, particularly
in Michigan and Florida
22%
17%
7%
17%
7%
1%
15%
14%
3%
8%
39%
20%
5%
1% 1%
1%
22%
30%
8%
4%
3%
16%
9%
3%
16%
11%
31%
6%
37%
0%
4%
1%
2%
2%
17%
C&I* (20%) CRE (49%) Residential (29%) Other Consumer (2%)
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN
Residential
$630M
29%
C&I*
$431M
20%
Other
$44M
2%
CRE
$1.1B
49%
*C&I includes commercial lease
NORTH
CAROLINA /
GEORGIA
OTHER /
NATIONAL

Fifth Third Bank | All Rights Reserved
Commercial construction
Accomodation
1%
Auto Retailers
1%
Finance &
insurance
1%
Construction
37%
Manufacturing
1%
Real estate
44%
Retail Trade
1%
Other
8%
Wholesale
Trade
6%
Loans by geography Credit trends
Loans by industry Comments
• Declining valuations in residential and land
developments
• Higher concentrations in now stressed markets (Florida
and Michigan)
• Continued stress expected through 2008
($ in millions)
2Q07 3Q07 4Q07 1Q08 2Q08
Balance $5,469 $5,463 $5,561 $5,592 $6,007
90+ days delinquent $33 $54 $67 $49 $53
90+ days ratio 0.60% 0.99% 1.21% 0.87% 0.88%
NPAs $66 $106 $257 $418 $552
as % of loans 1.21% 1.94% 4.61% 7.48% 9.19%
Net charge-offs $7 $5 $12 $72 $49
as % of loans 0.48% 0.35% 0.83% 5.20% 3.46%
Commercial construction
OH
26%
IN
8%
KY
5%
NC/GA
5%
Other
1%
FL
21%
TN
7%
MI
19%
IL
8%

Fifth Third Bank | All Rights Reserved
Homebuilder/developer
Credit trends
Loans by property type Comments
Raw &
developed
land
52%
Other
including
acquired
portfolio
29%
Residential
vertical
19%
*Current definition not in use prior to 3Q07
• Making no new loans to builder/developer sector
• Residential & land valuations under continued stress
• 6% of commercial loans; < 4% of total gross loans
• Balance by product approximately 53% Construction,
39% Mortgage, 8% C&I
• 12% of loans are speculative loans
Commercial
construction
53%
Commercial
mortgage
39%
C&I
8%
Portfolio split Loans by geography
($ in millions) 3Q07 4Q07 1Q08 2Q08
Balance
$2,594 $2,868 $2,705 $3,295
90+ days delinquent
$50 $57 $60 $123
90+ days ratio 1.94% 1.99% 2.21% 3.73%
NPAs $78 $176 $309 $547
as % of loans
3.01% 6.14% 11.42% 16.62%
Net charge-offs
$4 $8 $43 $34
as % of loans
0.54% 1.11% 6.14% 4.63%
Homebuilders/developers*
OH
18%
IN
4% KY
2%
NC/GA
14%
Other
0%
FL
32%
TN
4%
MI
22%
IL
4%

Fifth Third Bank | All Rights Reserved
Residential mortgage
1 liens: 100% ; weighted average LTV: 77%
Weighted average origination FICO: 728
Origination FICO distribution:  <659 13%; 660-689 11%; 690-719
17%; 720-749 18%; 750+ 41%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <70 26%; 70.1-80 42%; 80.1-90 11%;
90.1-95 5%; >95% 16%
Vintage distribution: 2008 8%; 2007 18%; 2006 17%; 2005 28%;
2004 14%; prior to 2004 15%
% through broker: 12%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
31% FL concentration driving 63% total loss
FL lots ($454 mm) running at 15% annualized loss
rate (YTD)
Mortgage company originations targeting 95%
salability
($ in millions)
2Q07 3Q07 4Q07 1Q08 2Q08
Balance $8,477 $9,057 $10,540 $9,873 $9,866
90+ days delinquent $98 $116 $186 $192 $229
90+ days ratio 1.15% 1.28% 1.76% 1.95% 2.32%
NPAs $112 $150 $216 $333 $448
as % of loans 1.32% 1.65% 2.04% 3.37% 4.54%
Net charge-offs $9 $9 $18 $34 $63
as % of loans 0.43% 0.41% 0.72% 1.33% 2.57%
Residential mortgage
OH
23%
IN
6%
KY
4%
Other*
13%
FL
31%
TN
2%
MI
15%
IL
6%
*Other includes North Carolina and Georgia
st

Fifth Third Bank | All Rights Reserved
Home equity
1 liens: 24%; 2  liens: 76% (18% of 2  liens behind FITB 1   s)
Weighted average origination FICO: 755
Origination FICO distribution: <659 5%; 660-689 9%; 690-719 16%; 720-
749 19%; 750+ 51%
Weighted average CLTV: 77% (1 liens 65%;
2nd
liens 82%)Origination
CLTV distribution: <70 28%; 70.1-80 22%; 80.1-90 21%; 90.1-95 10; >95
20%
Vintage distribution: 2008 7%; 2007 13%; 2006 19%; 2005 17%; 2004
13%; prior to 2004 31%
% through broker channels: 20% WA FICO: 740 brokered, 758 direct;
WA CLTV: 89% brokered; 74% direct
Portfolio details Comments
MI
20%
Other*
24%
IL
11%
KY
8%
OH
25%
IN
10%
FL
3%
MI
22%
Other*
8%
IL
10%
KY
9%
OH
33%
IN
10%
FL
8%
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 20% of portfolio concentration in
broker product driving approximately 51% total loss
Portfolio experiencing increased loss severity (losses
on 2    liens approximately 100%)
Aggressive home equity line management strategies
in place
($ in millions)
2Q07 3Q07 4Q07 1Q08 2Q08
Balance $2,810 $2,746 $2,713 $2,651 $2,433
90+ days delinquent $24 $30 $34 $33 $34
90+ days ratio 0.86% 1.08% 1.25% 1.26% 1.40%
Net charge-offs $9 $14 $17 $23 $28
as % of loans 1.19% 1.94% 2.52% 3.29% 4.64%
Home equity - brokered
($ in millions)
2Q07 3Q07 4Q07 1Q08 2Q08
Balance $8,970 $8,991 $9,161 $9,152 $9,988
90+ days delinquent $37 $34 $38 $43 $42
90+ days ratio 0.41% 0.38% 0.41% 0.47% 0.42%
Net charge-offs $11 $14 $15 $18 $27
as % of loans 0.48% 0.59% 0.66% 0.78% 1.07%
Home equity - direct
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
*Other includes North Carolina, Georgia, and Tennessee
st
nd nd
st
nd
st

Fifth Third Bank | All Rights Reserved
Michigan market
Total Loans
Home Equity
17%
Credit Card
2%
Auto
7%
Resi Mortgage
9%
Coml Lease
1%
C&I
32%
Commercial
Mortgage
24%
Coml Const
7%
Other Cons
1%
NPAs
Home Equity
10%
Credit Card
1%
Auto
1%
Resi Mortgage
12%
Coml Lease
1%
C&I
15%
Commercial
Mortgage
27%
Coml Const
33%
Net charge-offs
Auto
5%
Other Cons
1%
Credit Card
6%
Home Equity
21%
Resi Mortgage
8%
C&I
24%
Commercial
Mortgage
15%
Coml Const
20%
Summary:
Deterioration in home price values coupled with weak economy (unemployment rate of 7.4%) impacting credit trends due to frequency of defaults and severity
Issues: homebuilders, developers
tied to weak real estate market
Issues: valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 5.01      17% 87         21% 16           15%
Commercial mortgage 3.86      29% 152       28% 10           50%
Commercial construction 1.16      19% 187       34% 14           29%
Commercial lease 0.22      6% 7          42% (0)           3%
Commercial 10.24    20% $434 28% 41           23%
Mortgage 1.43      15% 70         16% 6            9%
Home equity 2.68      22% 55         30% 15           27%
Auto 1.14      14% 4          15% 4            14%
Credit card 0.30      18% 3          20% 4            19%
Other consumer 0.12      10% 0          6% 0            12%
Consumer 5.67      17% $132 20% 29           17%
Total 15.91    19% $566 26% 69           20%

Fifth Third Bank | All Rights Reserved
Florida market
NPAs
Home Equity
2%
Resi Mortgage
32%
C&I
9%
Commercial
Mortgage
30%
Coml Const
27%
Net charge-offs
Auto
3%
Other Cons
1%
Credit Card
1%
Home Equity
10%
Resi Mortgage
47%
C&I
17%
Commercial
Mortgage
2%
Coml Const
19%
Summary:
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Issues: homebuilders, developers
tied to weakening real estate
market
Issues: increasing severity of loss
due to significant declines in
valuations
Issues: valuations; relatively small
home equity portfolio
Total Loans
Home Equity
9%
Credit Card
1%
Auto
4%
Resi Mortgage
31%
C&I
21%
Commercial
Mortgage
20%
Coml Const
13%
Other Cons
1%
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 2.11      7% 61         15% 14           13%
Commercial mortgage 1.95      15% 215       40% 2            8%
Commercial construction 1.26      21% 193       35% 16           33%
Commercial lease 0.00      0% -        0% -          0%
Commercial 5.31      10% $469 31% 32           18%
Mortgage 3.09      31% 233       52% 40           63%
Home equity 0.91      7% 14         8% 8            15%
Auto 0.42      5% 3          12% 2            9%
Credit card 0.08      5% 1          4% 1            5%
Other consumer 0.12      10% 0          14% 1            15%
Consumer 4.61      14% $251 37% 52           31%
Total 9.92      12% $720 33% 84           24%

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of
Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,”
“plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,”
“can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments; (10) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of
Fifth Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities;
(18) difficulties in combining the operations of acquired entities; (19) inability to generate the gains on sale and related increase in shareholders’ equity that it anticipates from the sale of certain non-core businesses, (20) loss of income from the sale of certain non-core businesses could have an adverse effect on Fifth Third’s earnings and future growth (21) ability to secure confidential information through the use of computer systems and telecommunications networks; and (22) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the
United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at
www.sec.gov
or on the
Fifth Third’s Web site at . Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.
www.53.com